EXHIBIT 10.3E

                       AMENDMENT NO. 2 TO CREDIT AGREEMENT

         This Amendment No. 2 to Credit Agreement (this "Agreement") dated as of June 27, 2006 is made by and among INFOCROSSING, INC., a Delaware corporation (the "Borrower"), BANK OF AMERICA, N.A., a national banking association organized and existing under the laws of the United States ("Bank of America"), in its capacity as administrative agent for the Lenders (as defined in the Credit Agreement (as defined below)) (in such capacity, the "Administrative Agent"), and each of the Lenders signatory hereto, and each of the Guarantors (as defined in the Credit Agreement) signatory hereto.

                              W I T N E S S E T H:

         WHEREAS, the Borrower, the Administrative Agent and the Lenders have entered into that certain Credit Agreement dated as of November 30, 2005, as amended by that certain Amendment No. 1 to Credit Agreement and Waiver dated as of May 5, 2006 (as so amended, as hereby amended and as from time to time hereafter further amended, modified, supplemented, restated, or amended and restated, the "Credit Agreement"; capitalized terms used in this Agreement not otherwise defined herein shall have the respective meanings given thereto in the Credit Agreement), pursuant to which the Lenders have made available to the Borrower a term loan facility and a revolving credit facility, including a letter of credit facility and a swing line facility; and

         WHEREAS, each of the Guarantors has entered into a Guaranty pursuant to which it has guaranteed the payment and performance of the obligations of the Borrower under the Credit Agreement and the other Loan Documents; and

         WHEREAS, the Borrower has advised the Administrative Agent and the Lenders that it desires to amend certain provisions of the Credit Agreement as set forth below, and the Administrative Agent and the Lenders signatory hereto are willing to effect such amendments on the terms and conditions contained in this Agreement;

         NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Amendments to Credit Agreement. Subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended by deleting subpart (d) of the definition of "Consolidated Fixed Charges" in Section 1.01 of the Credit Agreement in its entirety and replacing such subpart with the following:

                  "(d) scheduled payments of principal on Indebtedness of the Borrower and its Subsidiaries made during such period,"

2. Effectiveness; Conditions Precedent. The effectiveness of this Agreement and the amendments to the Credit Agreement herein provided are subject to the satisfaction of the following conditions precedent:

(a) the Administrative Agent shall have received each of the following documents or instruments in form and substance reasonably acceptable to the Administrative Agent:

(i) a fully executed counterpart of this Agreement in original form or via telecopier or other electronic transmission (including .pdf format), duly executed by the Borrower, the Administrative Agent, each Guarantor and the Required Lenders, followed promptly by the delivery of four (4) original counterparts unless such delivery of originals with respect to any particular Lender is waived by the Administrative Agent; and

(ii) such other documents, instruments, certifications, undertakings, further assurances and other matters as the Administrative Agent shall reasonably request;

(b) a fee shall have been paid to each Lender executing this Agreement equal to 0.075% times the sum of (i) such Lender's pro rata portion of the Outstanding Amount of the Term Loan plus (ii) such Lender's Revolving Credit Commitment; and

(c) all other fees and expenses payable to the Administrative Agent and the Lenders (including the fees and expenses of counsel to the Administrative Agent) estimated to date shall have been paid in full (without prejudice to final settling of accounts for such fees and expenses).

3. Consent of the Guarantors. Each Guarantor hereby consents, acknowledges and agrees to the amendments set forth herein and hereby confirms and ratifies in all respects the Guaranty to which such Guarantor is a party (including without limitation the continuation of such Guarantor's payment and performance obligations thereunder upon and after the effectiveness of this Agreement and the amendments contemplated hereby) and the enforceability of such Guaranty against such Guarantor in accordance with its terms.

4. Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Agreement, the Borrower represents and warrants to the Administrative Agent and the Lenders as follows:

(a) The representations and warranties made by each Loan Party in Article V of the Credit Agreement and in each of the other Loan Documents to which such Loan Party is a party are true and correct in all material respects (except that any representation and warranty that is qualified as written as to "materiality" or "Material Adverse Effect" shall be true and correct in all respects) on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects (except that any representation and warranty that is qualified as written as to "materiality" or "Material Adverse Effect" shall be true and correct in all respects) as of such earlier date, and except that the representations and warranties contained in subsections (a) and (b) of
          Section 5.05 shall be deemed to refer to the most recent statements furnished pursuant to clauses (a), (b) and (c), respectively, of
          Section 6.01;

(b) The Persons appearing as Guarantors on the signature pages to this Agreement constitute all Persons who are required to be Guarantors pursuant to the terms of the Credit Agreement and the other Loan Documents, including without limitation all Persons who became Subsidiaries or were otherwise required to become Guarantors after the Closing Date, and each of such Persons has become and remains a party to a Guaranty as a Guarantor;

(c) This Agreement has been duly authorized, executed and delivered by the Borrower and Guarantors party hereto and constitutes a legal, valid and binding obligation of such parties, except as may be limited by general principles of equity or by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally; and

(d) After giving effect to this Agreement, no Default or Event of Default has occurred and is continuing.

5. Entire Agreement. This Agreement, together with all the Loan Documents (collectively, the "Relevant Documents"), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relating to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Relevant Documents shall bind any party hereto, and no such party has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other in relation to the subject matter hereof or thereof. None of the terms or conditions of this Agreement may be changed, modified, waived or canceled orally or otherwise, except in writing and in accordance with Section 10.01 of the Credit Agreement.

6. Full Force and Effect of Agreement. Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects and shall be and remain in full force and effect according to their respective terms.

7. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement by telecopy shall be effective as delivery of a manually executed original counterpart of this Agreement.

8. Governing Law. This Agreement shall in all respects be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts executed and to be performed entirely within such State, and shall be further subject to the provisions of Sections
          10.14 and 10.15 of the Credit Agreement.

9. Enforceability. Should any one or more of the provisions of this Agreement be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

10. References. All references in any of the Loan Documents to the "Credit Agreement" shall mean the Credit Agreement, as amended hereby.

11. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Borrower, the Administrative Agent and each of the Guarantors and Lenders, and their respective successors, legal representatives, and assignees to the extent such assignees are permitted assignees as provided in Section 10.06 of the Credit Agreement.


                            [Signature pages follow.]

                       Amendment No. 2 to Credit Agreement
                               Infocrossing, Inc.
                                 Signature Pages

         IN WITNESS WHEREOF, the parties hereto have caused this instrument to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

                                 BORROWER:

                                 INFOCROSSING, INC.


                                 By: /s/ William J. McHale
                                     Name: William J. McHale
                                     Title:     CFO

                                 GUARANTORS:


                                    INFOCROSSING EAS, INC.
                                    INFOCROSSING SERVICES, INC.
                                    INFOCROSSING SOUTHEAST, INC.
                                    INFOCROSSING WEST, INC.
                                    INFOCROSSING HEALTHCARE SERVICES, INC.
                                    INFOCROSSING SERVICES SOUTHEAST, INC.
                                    INFOCROSSING SERVICES WEST, INC.

                                    By: /s/ William J. McHale
                                       Name: William J. McHale
                                       Title:     CFO


                                    (i)STRUCTURE, LLC


                                    By: /s/ William J. McHale
                                        Name: William J. McHale
                                        Title:     CFO


                                   INFOCROSSING iCONNECTION, INC.

                                   By: /s/ William J. McHale
                                       Name: William J. McHale
                                       Title:     CFO

                                 ADMINISTRATIVE AGENT:

                                 BANK OF AMERICA, N.A., as Administrative Agent



                                 By:        /s/ Madeline A. Ferrari
                                            Name: Madeline A. Ferrari
                                            Title:     VP

                                 LENDERS:

                                 BANK OF AMERICA, N.A.



                                 By: /s/ David Vega
                                     Name:      David Vega
                                     Title: Managing Director

                                 GENERAL ELECTRIC CAPITAL CORPORATION



                                 By: /s/ Rebecca Ford
                                     Name: Rebecca Ford
                                     Title:     Duly Authorized Signatory

                                 SOVEREIGN BANK


                                 By: /s/ John P. Leifer
                                     Name:      John P. Leifer
                                     Title: Vice President

                                CIFC FUNDING 2006-I, LTD.

                                By: /s/ Sean O. Dougherty
                                    Name: Sean O. Dougherty
                                    Title: General Counsel